EXHIBIT 99.1

                                  Goldman Sachs

                                   GSAA 05 12

       FIRST ARIZONA
       ------------------------------------------------------------------
       FICO                                                    Percent
       ------------------------------------------------------------------
       N/A                                                          0.84
       ------------------------------------------------------------------
       575.001 - 600.000                                            2.49
       ------------------------------------------------------------------
       600.001 - 625.000                                            6.23
       ------------------------------------------------------------------
       625.001 - 650.000                                           13.85
       ------------------------------------------------------------------
       650.001 - 675.000                                           17.97
       ------------------------------------------------------------------
       675.001 - 700.000                                           19.42
       ------------------------------------------------------------------
       700.001 - 725.000                                           16.84
       ------------------------------------------------------------------
       725.001 - 750.000                                           11.85
       ------------------------------------------------------------------
       750.001 - 775.000                                            7.95
       ------------------------------------------------------------------
       775.001 - 800.000                                            2.18
       ------------------------------------------------------------------
       800.001 - 825.000                                            0.37
       ------------------------------------------------------------------
       Total:                                                        100

       GODLMAN MORTGAGE COMPANY
       ------------------------------------------------------------------
       FICO                                                    Percent
       ------------------------------------------------------------------
       600.001 - 625.000                                             3.3
       ------------------------------------------------------------------
       625.001 - 650.000                                           10.87
       ------------------------------------------------------------------
       650.001 - 675.000                                           20.05
       ------------------------------------------------------------------
       675.001 - 700.000                                           21.39
       ------------------------------------------------------------------
       700.001 - 725.000                                           14.25
       ------------------------------------------------------------------
       725.001 - 750.000                                            11.4
       ------------------------------------------------------------------
       750.001 - 775.000                                           11.13
       ------------------------------------------------------------------
       775.001 - 800.000                                            4.38
       ------------------------------------------------------------------
       800.001 - 825.000                                            3.24
       ------------------------------------------------------------------
       Total:                                                        100

       WELLS FARGO
       ------------------------------------------------------------------
       FICO                                                    Percent
       ------------------------------------------------------------------
       600.001 - 625.000                                            3.59
       ------------------------------------------------------------------
       625.001 - 650.000                                           20.82
       ------------------------------------------------------------------
       650.001 - 675.000                                           21.18
       ------------------------------------------------------------------
       675.001 - 700.000                                           15.76
       ------------------------------------------------------------------
       700.001 - 725.000                                           15.61
       ------------------------------------------------------------------
       725.001 - 750.000                                            9.95
       ------------------------------------------------------------------
       750.001 - 775.000                                            7.76
       ------------------------------------------------------------------
       775.001 - 800.000                                            4.32
       ------------------------------------------------------------------
       800.001 - 825.000                                            1.01
       ------------------------------------------------------------------
       Total:                                                        100
       ------------------------------------------------------------------

Goldman Sachs                      GSAA 05 12

================================================================================


--------------------------------------------------
Stats
--------------------------------------------------
Count: 292
Schedule Balance: $58,150,235.23
AverageSched Bal: $199,144.64
GrossWAC: 7.674
NetWAC: 7.048
OTERM: 358
RTERM: 356
ATERM: 354
AGE: 2
OLTV: 77.58
COLTV: 78.88
FICO: 677.869
DTI: 0.000
--------------------------------------------------


--------------------------------------------------
Current Rate                               Percent
--------------------------------------------------
5.501 - 6.000                                 0.85
6.001 - 6.500                                 3.41
6.501 - 7.000                                14.78
7.001 - 7.500                                26.68
7.501 - 8.000                                31.53
8.001 - 8.500                                11.34
8.501 - 9.000                                 6.35
9.001 - 9.500                                 3.56
9.501 - 10.000                                1.26
10.001 >=                                     0.24
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Scheduled Balance                          Percent
--------------------------------------------------
0.01 - 50,000.00                              0.95
50,000.01 - 100,000.00                        8.40
100,000.01 - 150,000.00                      11.45
150,000.01 - 200,000.00                      15.87
200,000.01 - 250,000.00                      12.44
250,000.01 - 275,000.00                       8.62
275,000.01 - 350,000.00                      11.77
350,000.01 - 400,000.00                       3.22
400,000.01 - 450,000.00                       8.06
450,000.01 - 500,000.00                       7.44
500,000.01 - 550,000.00                       1.79
600,000.01 - 750,000.00                       3.44
850,000.01 - 950,000.00                       3.11
950,000.01 - 1,000,000.00                     3.44
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Original Term                              Percent
--------------------------------------------------
180                                           1.21
360                                          98.79
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
RemTerm                                    Percent
--------------------------------------------------
120.001 - 180.000                             1.21
300.001 - 360.000                            98.79
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Am WAM                                     Percent
--------------------------------------------------
0.000 - 59.999                               44.43
120.000 - 179.999                             1.21
300.000 - 359.999                            54.36
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Age                                        Percent
--------------------------------------------------
1                                            32.72
2                                            56.17
3                                             4.62
4                                             5.45
5                                             0.65
6                                             0.40
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
States                                     Percent
--------------------------------------------------
FL                                           19.96
NY                                           15.28
AZ                                            8.05
MA                                            9.09
VA                                            6.35
NC                                            3.12
CT                                            6.25
TX                                            2.61
MI                                            1.74
NJ                                            2.97
Other                                        24.57
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Original LTV                               Percent
--------------------------------------------------
0.001 - 50.000                                3.88
50.001 - 60.000                               9.07
60.001 - 70.000                              18.81
70.001 - 75.000                               9.21
75.001 - 80.000                              26.17
80.001 - 85.000                               2.26
85.001 - 90.000                               9.13
90.001 - 95.000                              21.48
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Combined LTV                               Percent
--------------------------------------------------
0.001 - 50.000                                3.88
50.001 - 60.000                               8.94
60.001 - 70.000                              14.69
70.001 - 75.000                               8.82
75.001 - 80.000                              22.90
80.001 - 85.000                               3.37
85.001 - 90.000                              13.85
90.001 - 95.000                              23.14
95.001 - 100.000                              0.41
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
FICO                                       Percent
--------------------------------------------------
0.000 - 0.999                                 1.11
580.000 - 619.999                             6.05
620.000 - 649.999                            20.85
650.000 - 699.999                            40.65
700.000 - 749.999                            25.59
750.000 - 799.999                             5.61
800.000 - 819.999                             0.15
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Silent                                     Percent
--------------------------------------------------
N                                            91.00
Y                                             9.00
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
PMI                                        Percent
--------------------------------------------------
MORTGAGE GUARANTY INSURANCE CO                0.84
OLTV <= 80 - NO MI                           67.13
PMI MORTGAGE INSURANCE CO                     9.91
RADIAN                                       12.50
REPUBLIC MORTGAGE INSUANCE CO                 4.70
UGIC                                          4.92
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Occupancy Code                             Percent
--------------------------------------------------
NON OWNER                                    21.48
OWNER OCCUPIED                               76.84
SECOND HOME                                   1.67
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Property Type                              Percent
--------------------------------------------------
2-4 FAMILY                                   18.84
CONDO                                         8.22
PUD                                          16.96
SINGLE FAMILY                                55.98
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Purpose                                    Percent
--------------------------------------------------
CASHOUT REFI                                 37.85
PURCHASE                                     57.63
RATE/TERM REFI                                4.52
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Documentation Type                         Percent
--------------------------------------------------
NO DOC/NINA/NO RATIO                        100.00
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Number of Units                            Percent
--------------------------------------------------
1                                            81.16
2                                            10.19
3                                             4.37
4                                             4.29
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Interest Only                              Percent
--------------------------------------------------
N                                            55.57
Y                                            44.43
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Interest Only Term                         Percent
--------------------------------------------------
0.000                                        55.57
120.000                                      44.43
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Prepay Flag                                Percent
--------------------------------------------------
N                                            60.43
Y                                            39.57
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Prepay Term                                Percent
--------------------------------------------------
0.000                                        60.43
12.000                                       10.00
24.000                                        6.09
36.000                                       17.27
60.000                                        6.21
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
DTI                                        Percent
--------------------------------------------------
<= 0.000                                    100.00
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Conforming                                 Percent
--------------------------------------------------
CONFORMING                                   76.93
NON CONFORMING                               23.07
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Product Type                               Percent
--------------------------------------------------
15 YEAR FIXED                                 1.21
30 YEAR FIXED                                98.79
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material r the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subs filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, su applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                               Sep 21, 2005 11:37                  Page 1  of  1

Goldman Sachs                      GSAA 05 12

================================================================================


--------------------------------------------------
Stats
--------------------------------------------------
Count: 20
Schedule Balance:     $5,665,283.89
AverageSched Bal:     $283,264.19
GrossWAC: 6.742
NetWAC: 6.242
OTERM: 353
RTERM: 352
ATERM: 346
AGE: 1
OLTV: 69.02
COLTV: 72.07
FICO: 715.460
DTI: 47.390
--------------------------------------------------


--------------------------------------------------
Current Rate                               Percent
--------------------------------------------------
6.001 - 6.500                                55.14
6.501 - 7.000                                15.77
7.001 - 7.500                                26.83
8.001 - 8.500                                 2.26
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Scheduled Balance                          Percent
--------------------------------------------------
50,000.01 - 100,000.00                        3.15
100,000.01 - 150,000.00                       9.85
150,000.01 - 200,000.00                       9.08
275,000.01 - 350,000.00                      10.96
350,000.01 - 400,000.00                      20.54
400,000.01 - 450,000.00                      14.47
450,000.01 - 500,000.00                      16.84
850,000.01 - 950,000.00                      15.11
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Original Term                              Percent
--------------------------------------------------
240                                           5.81
360                                          94.19
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
RemTerm                                    Percent
--------------------------------------------------
180.001 - 240.000                             5.81
300.001 - 360.000                            94.19
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Am WAM                                     Percent
--------------------------------------------------
0.000 - 59.999                               48.03
240.000 - 299.999                             5.81
300.000 - 359.999                            27.29
360.000 >=                                   18.87
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Age                                        Percent
--------------------------------------------------
0                                            36.96
1                                            40.88
3                                             7.05
5                                            15.11
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
States                                     Percent
--------------------------------------------------
CA                                           27.05
NY                                           26.83
FL                                           10.63
NC                                            6.24
AL                                            2.81
KY                                            3.05
NJ                                            6.43
NM                                            0.97
RI                                           15.11
WI                                            0.88
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Original LTV                               Percent
--------------------------------------------------
0.001 - 50.000                               17.72
50.001 - 60.000                              25.84
60.001 - 70.000                               5.81
70.001 - 75.000                               6.43
75.001 - 80.000                              25.57
80.001 - 85.000                               0.97
85.001 - 90.000                               8.58
90.001 - 95.000                               9.08
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Combined LTV                               Percent
--------------------------------------------------
0.001 - 50.000                               17.72
50.001 - 60.000                              25.84
60.001 - 70.000                               5.81
70.001 - 75.000                               6.43
75.001 - 80.000                               9.97
80.001 - 85.000                               0.97
85.001 - 90.000                               8.58
90.001 - 95.000                               9.08
95.001 - 100.000                             15.60
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
FICO                                       Percent
--------------------------------------------------
620.000 - 649.999                             2.26
650.000 - 699.999                            42.48
700.000 - 749.999                            28.17
750.000 - 799.999                            19.95
800.000 - 819.999                             7.13
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Silent                                     Percent
--------------------------------------------------
N                                            84.40
Y                                            15.60
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
PMI                                        Percent
--------------------------------------------------
GEMICO                                        0.97
OLTV <= 80 - NO MI                           81.37
PMI MORTGAGE INSURANCE CO                     9.08
RADIAN                                        8.58
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Occupancy Code                             Percent
--------------------------------------------------
NON OWNER                                     8.07
OWNER OCCUPIED                               89.55
SECOND HOME                                   2.38
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Property Type                              Percent
--------------------------------------------------
2-4 FAMILY                                   37.12
PUD                                           6.67
SINGLE FAMILY                                56.21
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Purpose                                    Percent
--------------------------------------------------
CASHOUT REFI                                 28.93
PURCHASE                                     35.35
RATE/TERM REFI                               35.72
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Documentation Type                         Percent
--------------------------------------------------
NO DOC/NINA/NO RATIO                        100.00
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Number of Units                            Percent
--------------------------------------------------
1                                            62.88
2                                            12.94
3                                             7.34
4                                            16.84
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Interest Only                              Percent
--------------------------------------------------
N                                            51.97
Y                                            48.03
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Interest Only Term                         Percent
--------------------------------------------------
0.000                                        51.97
120.000                                      48.03
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Prepay Flag                                Percent
--------------------------------------------------
N                                            61.48
Y                                            38.52
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Prepay Term                                Percent
--------------------------------------------------
0.000                                        61.48
12.000                                       18.25
36.000                                       13.22
60.000                                        7.05
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
DTI                                        Percent
--------------------------------------------------
<= 0.000                                     92.66
40.001 - 50.000                               7.34
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Conforming                                 Percent
--------------------------------------------------
CONFORMING                                   64.35
NON CONFORMING                               35.65
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Product Type                               Percent
--------------------------------------------------
30 YEAR FIXED                               100.00
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material r the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subs filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, su applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------

                               Sep 21, 2005 11:37                    Page 1 of 1

Goldman Sachs                      GSAA 05 12

================================================================================


--------------------------------------------------
Stats
--------------------------------------------------
Count: 850
Schedule Balance:     $146,156,644.50
AverageSched Bal:     $171,948.99
GrossWAC: 6.778
NetWAC: 6.403
OTERM: 351
RTERM: 347
ATERM: 346
AGE: 4
OLTV: 79.99
COLTV: 80.25
FICO: 694.464
DTI: 0.000
--------------------------------------------------


--------------------------------------------------
Current Rate                               Percent
--------------------------------------------------
5.501 - 6.000                                 8.87
6.001 - 6.500                                28.13
6.501 - 7.000                                34.80
7.001 - 7.500                                19.26
7.501 - 8.000                                 7.71
8.001 - 8.500                                 1.24
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Scheduled Balance                          Percent
--------------------------------------------------
0.01 - 50,000.00                              2.26
50,000.01 - 100,000.00                        9.39
100,000.01 - 150,000.00                      16.69
150,000.01 - 200,000.00                      16.52
200,000.01 - 250,000.00                      11.60
250,000.01 - 275,000.00                       5.92
275,000.01 - 350,000.00                      10.93
350,000.01 - 400,000.00                       6.91
400,000.01 - 450,000.00                       6.11
450,000.01 - 500,000.00                       4.63
500,000.01 - 550,000.00                       1.42
550,000.01 - 600,000.00                       2.73
600,000.01 - 750,000.00                       4.30
750,000.01 - 850,000.00                       0.58
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Original Term                              Percent
--------------------------------------------------
180                                           5.20
360                                          94.80
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
RemTerm                                    Percent
--------------------------------------------------
120.001 - 180.000                             5.20
300.001 - 360.000                            94.80
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Am WAM                                     Percent
--------------------------------------------------
120.000 - 179.999                             5.26
300.000 - 359.999                            94.74
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Age                                        Percent
--------------------------------------------------
3                                            13.99
4                                            76.63
5                                             6.92
6                                             1.46
7                                             0.59
8                                             0.38
9                                             0.02
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
States                                     Percent
--------------------------------------------------
CA                                           17.01
FL                                           10.36
PA                                            3.59
NY                                            5.08
OH                                            3.04
MN                                            3.75
TX                                            2.28
NV                                            4.67
IL                                            3.00
NJ                                            4.01
Other                                        43.22
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Original LTV                               Percent
--------------------------------------------------
0.001 - 50.000                                4.85
50.001 - 60.000                               6.65
60.001 - 70.000                              10.78
70.001 - 75.000                               6.01
75.001 - 80.000                              20.13
80.001 - 85.000                               3.10
85.001 - 90.000                              31.69
90.001 - 95.000                              16.80
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Combined LTV                               Percent
--------------------------------------------------
0.001 - 50.000                                4.85
50.001 - 60.000                               6.18
60.001 - 70.000                              10.70
70.001 - 75.000                               6.01
75.001 - 80.000                              20.00
80.001 - 85.000                               2.99
85.001 - 90.000                              31.83
90.001 - 95.000                              17.18
95.001 - 100.000                              0.28
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
FICO                                       Percent
--------------------------------------------------
620.000 - 649.999                            19.81
650.000 - 699.999                            36.10
700.000 - 749.999                            30.26
750.000 - 799.999                            11.33
800.000 - 819.999                             2.49
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Silent                                     Percent
--------------------------------------------------
N                                            98.86
Y                                             1.14
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
PMI                                        Percent
--------------------------------------------------
GEMICO                                        6.00
OLTV <= 80 - NO MI                           48.42
PMI MORTGAGE INSURANCE CO                     5.04
RADIAN                                       11.66
REPUBLIC MORTGAGE INSUANCE CO                11.16
TRIAD                                         7.92
UGIC                                          9.80
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Occupancy Code                             Percent
--------------------------------------------------
NON OWNER                                    14.96
OWNER OCCUPIED                               79.43
SECOND HOME                                   5.61
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Property Type                              Percent
--------------------------------------------------
2-4 FAMILY                                   11.20
CONDO                                         9.52
PUD                                           0.11
SINGLE FAMILY                                79.16
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Purpose                                    Percent
--------------------------------------------------
CASHOUT REFI                                 49.37
PURCHASE                                     42.02
RATE/TERM REFI                                8.60
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Documentation Type                         Percent
--------------------------------------------------
NO DOC/NINA/NO RATIO                        100.00
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Number of Units                            Percent
--------------------------------------------------
1                                            88.80
2                                             5.97
3                                             1.12
4                                             4.12
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Interest Only                              Percent
--------------------------------------------------
N                                           100.00
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Interest Only Term                         Percent
--------------------------------------------------
0.000                                       100.00
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Prepay Flag                                Percent
--------------------------------------------------
N                                            40.53
Y                                            59.47
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Prepay Term                                Percent
--------------------------------------------------
0.000                                        40.53
12.000                                        1.81
24.000                                       54.02
36.000                                        3.64
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
DTI                                        Percent
--------------------------------------------------
<= 0.000                                    100.00
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Conforming                                 Percent
--------------------------------------------------
CONFORMING                                   77.02
NON CONFORMING                               22.98
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Product Type                               Percent
--------------------------------------------------
15 YEAR FIXED                                 5.20
30 YEAR FIXED                                94.80
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material r the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subs filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, su applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------

                               Sep 21, 2005 11:38                    Page 1 of 1

Answers to questions:

1) Who exercises clean up call?
A: Goldman

2) What % of mortgage insurance is lender paid vs borrower paid?
A: 96% of the loans with MI are borrower paid, 4% are lender paid

3) How much is the PMI fee that comes out of the deal?
A: 1.7 bps

4) Difference between Single Family and Single Family Detached
A: The loans listed as just "Single Family" do not contain information from the originator as to whether they are Attached or Detached.

5) Any strats for FNBN?
A: attached

6) How much of portfolio is serviced by each servicer and what are their fees?
A: Listed below

Wells Fargo                73.4%             37.5 bps
M&T Bank                   21.1%             50.0 bps
Countrywide                5.5%              50.0 bps

7) Silent seconds info?
A: 13.7% of the loans have silent seconds (all loans in the deal are first liens)

8) Rating agencies and contacts
A: Listed below

RATING AGENCY CONTACTS

Moody's Investor Services
Structured Finance Tel:  212-553-0300
99 Church Street
New York, NY 10007
Bruce Fabrikant:   212-553-3609, bruce.fabrikant@moodys.com
Gaurav Singhania:  212-553-3854, Gaurav.Singhania@moodys.com

Standard and Poor's
55 Water Street, 40th Floor
New York, NY 10041
George Kimmel:     212-438-1575, George_Kimmel@standardandpoors.com
Martha Rocha:      212-438-3022, martha_rocha@standardandpoors.com



Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

Goldman Sachs                      GSAA 05 12

================================================================================

--------------------------------------------------
Stats
--------------------------------------------------
Count: 606
Schedule Balance:     $124,098,809.78
AverageSched Bal:     $204,783.51
GrossWAC: 7.162
NetWAC: 6.583
OTERM: 356
RTERM: 354
ATERM: 351
AGE: 2
OLTV: 77.18
COLTV: 80.99
FICO: 687.766
DTI: 36.553
--------------------------------------------------


--------------------------------------------------
Current Rate                               Percent
--------------------------------------------------
5.001 - 5.500                                 0.32
5.501 - 6.000                                11.45
6.001 - 6.500                                12.90
6.501 - 7.000                                23.24
7.001 - 7.500                                21.60
7.501 - 8.000                                18.42
8.001 - 8.500                                 6.06
8.501 - 9.000                                 3.41
9.001 - 9.500                                 1.91
9.501 - 10.000                                0.59
10.001 >=                                     0.11
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Scheduled Balance                          Percent
--------------------------------------------------
0.01 - 50,000.00                              0.90
50,000.01 - 100,000.00                        6.99
100,000.01 - 150,000.00                      11.89
150,000.01 - 200,000.00                      15.96
200,000.01 - 250,000.00                      11.50
250,000.01 - 275,000.00                       6.75
275,000.01 - 350,000.00                      14.00
350,000.01 - 400,000.00                       4.25
400,000.01 - 450,000.00                       8.61
450,000.01 - 500,000.00                       5.44
500,000.01 - 550,000.00                       3.76
550,000.01 - 600,000.00                       1.41
600,000.01 - 750,000.00                       4.85
750,000.01 - 850,000.00                       0.64
850,000.01 - 950,000.00                       1.46
950,000.01 - 1,000,000.00                     1.61
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Original Term                              Percent
--------------------------------------------------
120                                           0.08
180                                           1.93
240                                           0.09
360                                          97.90
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
RemTerm                                    Percent
--------------------------------------------------
0.001 - 120.000                               0.08
120.001 - 180.000                             1.93
180.001 - 240.000                             0.09
300.001 - 360.000                            97.90
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Am WAM                                     Percent
--------------------------------------------------
0.000 - 59.999                               47.88
60.000 - 119.999                              0.08
120.000 - 179.999                             1.87
180.000 - 239.999                             0.15
300.000 - 359.999                            50.02
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Age                                        Percent
--------------------------------------------------
1                                            32.03
2                                            56.66
3                                             4.63
4                                             4.68
5                                             1.46
6                                             0.48
7                                             0.05
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
States                                     Percent
--------------------------------------------------
FL                                           16.54
NY                                           12.97
AZ                                           10.02
VA                                            6.47
MA                                            6.87
CA                                            7.01
NC                                            2.13
TX                                            2.27
CT                                            4.26
NV                                            5.09
Other                                        26.36
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Original LTV                               Percent
--------------------------------------------------
0.001 - 50.000                                3.59
50.001 - 60.000                               5.82
60.001 - 70.000                              15.46
70.001 - 75.000                               9.61
75.001 - 80.000                              43.66
80.001 - 85.000                               3.46
85.001 - 90.000                               7.07
90.001 - 95.000                              11.34
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Combined LTV                               Percent
--------------------------------------------------
0.001 - 50.000                                3.44
50.001 - 60.000                               5.63
60.001 - 70.000                              12.26
70.001 - 75.000                               8.46
75.001 - 80.000                              24.63
80.001 - 85.000                               4.76
85.001 - 90.000                              16.91
90.001 - 95.000                              15.42
95.001 - 100.000                              8.49
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
FICO                                       Percent
--------------------------------------------------
0.000 - 0.999                                 0.84
580.000 - 619.999                             4.91
620.000 - 649.999                            16.74
650.000 - 699.999                            37.87
700.000 - 749.999                            29.03
750.000 - 799.999                            10.24
800.000 - 819.999                             0.37
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Silent                                     Percent
--------------------------------------------------
N                                            75.78
Y                                            24.22
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
PMI                                        Percent
--------------------------------------------------
MORTGAGE GUARANTY INSURANCE CO                0.39
OLTV <= 80 - NO MI                           78.13
PMI MORTGAGE INSURANCE CO                     6.90
RADIAN                                        8.34
REPUBLIC MORTGAGE INSUANCE CO                 3.52
UGIC                                          2.72
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Occupancy Code                             Percent
--------------------------------------------------
NON OWNER                                    23.41
OWNER OCCUPIED                               74.71
SECOND HOME                                   1.89
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Property Type                              Percent
--------------------------------------------------
2-4 FAMILY                                   16.94
CONDO                                         8.13
PUD                                          20.72
SINGLE FAMILY                                54.20
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Purpose                                    Percent
--------------------------------------------------
CASHOUT REFI                                 33.72
PURCHASE                                     56.89
RATE/TERM REFI                                9.39
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Documentation Type                         Percent
--------------------------------------------------
FULL DOC                                     11.79
NO DOC/NINA/NO RATIO                         46.86
STATED                                       41.35
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Number of Units                            Percent
--------------------------------------------------
1                                            83.06
2                                             9.13
3                                             4.39
4                                             3.42
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Interest Only                              Percent
--------------------------------------------------
N                                            52.12
Y                                            47.88
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Interest Only Term                         Percent
--------------------------------------------------
0.000                                        52.12
120.000                                      47.88
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Prepay Flag                                Percent
--------------------------------------------------
N                                            57.47
Y                                            42.53
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Prepay Term                                Percent
--------------------------------------------------
0.000                                        57.47
12.000                                        9.36
24.000                                        5.67
36.000                                       19.01
60.000                                        8.49
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
DTI                                        Percent
--------------------------------------------------
<= 0.000                                     47.20
0.001 - 10.000                                0.74
10.001 - 20.000                               1.54
20.001 - 30.000                               9.60
30.001 - 40.000                              18.70
40.001 - 50.000                              21.67
50.001 - 60.000                               0.55
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Conforming                                 Percent
--------------------------------------------------
CONFORMING                                   73.97
NON CONFORMING                               26.03
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Product Type                               Percent
--------------------------------------------------
15 YEAR FIXED                                 2.01
30 YEAR FIXED                                97.99
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------

--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subs filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, su applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                               Sep 21, 2005 10:25                    Page 1 of 1

GSAA0512 AF5 PY Table
                                         -------------------------------------
Run To Call / 100% Servicer Advancing          Index                Rate
                                         -------------------------------------
Priced at Par                                LIBOR_1MO             3.7963
                                         -------------------------------------

--------------------------------------------------------------------------------------------------------------------
    Prepay             10 CPR          15 CPR          20 CPR          25 CPR          30 CPR          35 CPR
====================================================================================================================
               Yield          5.6364          5.6285          5.6194          5.6082          5.5937          5.5773
                 WAL           17.49           12.66            9.66             7.5            5.83            4.66
            Mod Durn           10.89            8.85            7.28            5.97            4.85            3.99
    Principal Window   Apr23 - Apr23   Jun18 - Jun18   Jun15 - Jun15   Mar12 - Jun13   Aug10 - Jan12   Aug09 - Jan11
--------------------------------------------------------------------------------------------------------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA0512 AF5 PY Table
                                         -------------------------------
Run To Call / 100% Servicer Advancing         Index             Rate
                                         -------------------------------
Priced at Par                               LIBOR_1MO          3.7963
                                         -------------------------------

-------------------------------------------------------------------------------------------------------------------
   Prepay             10 CPR          20 CPR          30 CPR          40 CPR          50 CPR          60 CPR
===================================================================================================================
              Yield          5.6364          5.6194          5.5937          5.5517          5.4935          5.4420
                WAL           17.49            9.66            5.83            3.56             2.3            1.76
           Mod Durn           10.89            7.28            4.85            3.14            2.11            1.63
   Principal Window   Apr23 - Apr23   Jun15 - Jun15   Aug10 - Jan12   Jul08 - Mar10   Nov07 - May08   May07 - Oct07
-------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
   Prepay             70 CPR          80 CPR
===================================================
              Yield          5.3767          5.2847
                WAL            1.35            1.02
           Mod Durn            1.27            0.97
   Principal Window   Jan07 - Apr07   Sep06 - Dec06
---------------------------------------------------

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.